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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 6, 1999


                            DIAMETRICS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


         Minnesota                     0-21982            41-1663185
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(State or other jurisdiction        (Commission          (IRS employer
     of incorporation)              file number)       identification No.)


                  2658 Patton Road, Roseville, Minnesota 55113
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 639-8035


                                 Not Applicable
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          (Former name or former address, if changed since last report)

                                Page 1 of 4 Pages



                         Exhibit Index Appears on Page 4
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Item 5. Other Events.

     On June 7, 1999, Diametrics Medical, Inc. (the "Company") and Hewlett-Packard Company ("HP") announced that HP had signed an exclusive worldwide agreement (the "Distribution Agreement") to market, sell and distribute the Company's Paratrend(R) and Neotrend(TM) continuous blood-gas monitoring systems and the IRMA(R)SL point-of-care blood analysis system. Under the terms of the Distribution Agreement, the Company will transfer full responsibility for marketing, sales and distribution for these products to HP. The initial term of the Distribution Agreement is three and a half years, with the option for extensions.

     Concurrently with the execution of the Distribution Agreement, HP agreed to acquire $9.5 million of the Company's common stock at $7.00 per share, with warrants to purchase 452,381 shares of common stock at $8.40 per share. The Company's Board of Directors has granted HP the right to acquire additional shares of the Company's stock on the open market or in block transactions, subject to limitations of the Minnesota Control Share Acquisition Act. In addition, the Company's Board has agreed not to implement a shareholder-rights plan for a period of three years and has agreed to certain conditions for sale of the Company and the issuance of the Company's stock for a two-year period. HP will also be entitled to representation on the Company's Board of Directors.

     The foregoing is a summary of certain terms and conditions of the Distribution Agreement, the agreement to purchase common stock and the warrant, is not intended to be complete and is qualified by reference to the definitive Distribution Agreement, Common Stock Purchase Agreement and Stock Purchase Warrant and the Company and HP's joint press release describing the agreements, which are filed as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, to this Form 8-K, and which are hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits

             Exhibit No.  Description
             -----------  -----------

                99.1* Distribution Agreement, dated June 6, 1999, between Diametrics Medical, Inc. and Hewlett Packard Company

                99.2 Common Stock Purchase Agreement, dated June 6, 1999, between Diametrics Medical, Inc. and Hewlett Packard Company

                99.3      Stock Purchase Warrant, dated effective as of June 28,
                          1999

                99.4 Joint Press Release of Diametrics Medical, Inc. and Hewlett Packard Company, dated June 7, 1999

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*    Pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, confidential portions of Exhibit 99.1 have been deleted and filed separately with the Securities and Exchange commission pursuant to a request for confidential treatment.

                                Page 2 of 4 Pages
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 1999

                                       DIAMETRICS MEDICAL, INC.

                                       By:   /s/ Laurence L. Betterley
                                          -----------------------------------
                                          Laurence L. Betterley
                                          Chief Financial Officer


                                Page 3 of 4 Pages
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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1* Distribution Agreement, dated June 6, 1999, between Diametrics Medical, Inc. and Hewlett Packard Company

99.2 Common Stock Purchase Agreement, dated June 6, 1999, between Diametrics Medical, Inc. and Hewlett Packard Company

99.3              Stock Purchase Warrant, dated effective as of June 28, 1999

99.4 Joint Press Release of Diametrics Medical, Inc. and Hewlett Packard Company, dated June 7, 1999

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*    Pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, confidential portions of Exhibit 99.1 have been deleted and filed separately with the Securities and Exchange commission pursuant to a request for confidential treatment.

                                Page 4 of 4 Pages